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                                 FORM 8-K/A(1)


                                 CURRENT REPORT


                     PUSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 11, 2001


                           EUROPA CRUISES CORPORATION


                                    DELAWARE
                        COMMISSION FILE NUMBER: 0-17529
                   IRS EMPLOYER IDENTIFICATION NO. 59-2935476


                           150-153RD Avenue Suite 202
                          Madeira Beach, Florida 33708
                            (727) 393-2885 Ext. 312


ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         1. At a regularly scheduled meeting of the Board of Directors of Europa Cruises Corporation held on December 29, 2000 , the Board approved a resolution to retain Friedman, Alpren & Green LLP as its independent accounting firm and auditors for the fiscal year ending December 31, 2000 to replace the firm of BDO Seidman,LLP (BDO) who were dismissed as auditors of the Company effective January 11, 2001.

         2. The report of BDO on the Company's financial statements as of December 31, 1999 and 1998 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         3. In connection with the examination of the balance sheet as of December 31, 1999 and 1998 and the related statements of operations, cash flows and changes in stockholders equity for the years ended December 31, 1999 and 1998 and for the subsequent period up to the date of dismissal, January 11, 2001, (x) there were no disagreements with BDO on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make a reference to the subject matter of the disagreements in connection with its reports in the financial statements for such periods and (y) there were no "reportable events" as that term is described in Item 304(a)(1)(v) of regulation S-K.

         4. The Company has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.



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         5.       During the two most recent fiscal years, and through the
subsequent period up to the date of dismissal of BDO, January 11, 2001, the Company has not consulted with Friedman, Alpren & Green LLP regarding; (1) the application of accounting principles to a specified transaction, either completed; (2) the type of audit opinion that might be rendered on the Company's financial statements, and in no case was a written report provided to the Company nor was oral advice provided that the Company concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or (3) any matter concerning a disagreement, as that term is defined in Item 304(a)(1)(iv) of regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event with the former auditor (as described in Regulation S-K Item 304 (a)(1)(v)).


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following exhibits are furnished in accordance with the provisions of Item 601 of regulation S-K:


Letter from BDO pursuant to Item 304(a)(3) .


                                   SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EUROPA CRUISES CORPORATION


                                            By: /s/ Robert Zimmerman
                                               --------------------------------
                                                    Robert Zimmerman
                                                    Chief Financial Officer


Dated: January 31, 2001